Exhibit 10.5




                          PLEDGE AND SECURITY AGREEMENT

                           DATED AS OF 28 APRIL 2005

                                     BETWEEN

                           SIBERIAN ENERGY GROUP INC.
                                   AS GRANTOR

                                       AND

                            BALTIC PETROLEUM LIMITED
                                AS SECURED PARTY

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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SECTION 1.      DEFINITIONS                                                    1
SECTION 2.      GRANT OF SECURITY                                              4
SECTION 3.      SECURITY FOR OBLIGATIONS                                       6
SECTION 4.      REPRESENTATIONS AND WARRANTIES AND COVENANTS                   6
SECTION 5.      DIVIDENDS, DISTRIBUTIONS AND VOTING                           10
SECTION 6.      FURTHER ASSURANCES                                            11
SECTION 7.      COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT, IRREVOCABLE
                POWER OF ATTORNEY                                             12
SECTION 8.      REMEDIES                                                      12
SECTION 9.      CONTINUING SECURITY INTEREST; TRANSFER OF SECURED
                OBLIGATIONS                                                   17
SECTION 10.     STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM                17
SECTION 11.     INDEMNITY AND EXPENSES                                        17
SECTION 12.     MISCELLANEOUS                                                 18

SCHEDULE I -    GENERAL INFORMATION
SCHEDULE II -   PLEDGED INTEREST
SCHEDULE III -  PROCEDURES FOR LEVY OF EXECUTION

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This PLEDGE AND SECURITY AGREEMENT, dated as of _____ April 2005 (this
"AGREEMENT"), is made between Siberian Energy Group Inc., a corporation organized under the laws of the State of Nevada in the United States of America (the "GRANTOR"), and Baltic Petroleum Limited, an English company with registered number 05303991 (the "SECURED PARTY"; together with the Grantor, the "PARTIES").

                                    RECITALS:

WHEREAS, reference is made to (i) that certain Guarantee, dated as of the date hereof and issued by the Grantor to the Secured Party to guarantee the obligations of the Company (as defined below) to the Secured Party under the Loan Agreement (as defined below) (as such guarantee may be amended, restated, supplemented or otherwise modified from time to time, the "GUARANTEE"), by and between the Grantor and the Secured Party and (ii) that certain option agreement as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "OPTION AGREEMENT") between the Grantor and the Secured Party relating to a joint venture transaction concerning the Company (as defined below); and

WHEREAS, in consideration of the provision of credit to the Credit Parties as set forth in the Finance Documents, the Grantor has agreed to secure the Obligations of the Credit Parties under the Finance Documents, including the Obligations of the Grantor under the Guarantee;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Grantor and the Secured Party, intending to be legally bound, hereby agree as follows:

SECTION 1.   DEFINITIONS

(a) General Definitions. In this Agreement, the following terms shall have the following meanings:

     "AGREEMENT" has the meaning set forth in the preamble.

     "AUTHENTICATE" means "authenticate" as defined in Article 9 of the UCC.

     "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

     "CASH PROCEEDS" means all proceeds of any Collateral consisting of cash, checks and other near-cash items.

     "CERTIFICATES" means all certificates and instruments evidencing, documenting or representing the Pledged Interest, if any.

     "COLLATERAL" has the meaning set forth in Section 2(a) hereof.

     "COLLATERAL DOCUMENTS" means this Agreement and all other instruments, documents and agreements delivered by any of the parties to the Finance Documents pursuant to this Agreement or any other Finance Document in order to grant, perfect and/or establish or maintain the priority of a security interest in favor of the Secured Party on any real, personal or mixed property of such party as security for the Secured Obligations or the obligations under the Finance Documents of any other party to the Finance Documents to the Secured Party.

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     "COLLATERAL RECORDS" means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

     "COLLATERAL SUPPORT" means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

     "COMPANY" means OOO Zauralneftegaz, a Russian limited liability company.

     "CREDIT PARTIES" means the Company and the Grantor, together or singly.

     "DISTRIBUTION" means:

     (1) the payment or setting aside for payment of any distribution on or in respect of any of the Pledged Interest; and

     (2) the redemption, retraction, purchase, retirement or other acquisition, in whole or in part, of any of the Pledged Interest;

     in each case whether in cash, shares, units, membership interests, options, warrants, rights or any other securities and equity interests, or money or property, received or receivable on or in respect of the Pledged Interest and the right to receive, use and enjoy any of the foregoing.

     "EVENT OF DEFAULT" means, as applicable, any one of:

     (1)  an Event of Default under and as defined in the Finance Documents;
          and/or

     (2)  if:

          (i) the Grantor does not pay on the due date any amount payable by it pursuant to the Guarantee or this Agreement at the place and in the currency in which it is expressed to be payable unless:

               (A) in the case of principal, its failure to pay is caused by administrative technical error and payment is made within five (5) days of the due date therefor; and

               (B) in the case of amounts other than principal, payment is made within ten (10) days of the due date therefor; or

          (ii) the Grantor does not comply with any provision of the Guarantee or this Agreement other than as referred to in paragraph (i) above unless that failure to comply is capable of remedy and is remedied within thirty (30) days of the earlier of the Secured Party giving notice to the Grantor or the Grantor becoming aware of the failure to comply; or

          (iii) any representation or warranty made or deemed to be made by the Grantor in this Agreement or the Guarantee is or proves to be incorrect or misleading in any material respect when made or deemed to be made unless:

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               (A)  in the reasonable opinion of the Secured Party any loss incurred as a result of that misrepresentation is capable of being remedied within thirty (30) days; and

               (B) that loss is remedied to the Secured Party's reasonable satisfaction within that period.

     "FINANCE DOCUMENTS" means that certain loan agreement, of even date herewith, between the Secured Party and the Company, the Guarantee, the Collateral Documents, and all agreements, instruments and other documents delivered under any of the foregoing or in connection therewith.

     "GRANTOR" has the meaning set forth in the preamble.

     "GUARANTEE" has the meaning set forth in the recitals.

     "INDEMNITEE" means the Secured Party and its affiliates, officers, partners, directors, trustees, employees and agents.

     "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

     "LOAN AGREEMENT" has the meaning set forth in section 2(c)(1).

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Grantor and its subsidiaries taken as a whole; (ii) the ability of the Grantor to fully and timely perform its Secured Obligations; (iii) the legality, validity, binding effect or enforceability against the Grantor of this Agreement or the Guarantee; or
     (iv) the rights, remedies and benefits available to, or conferred upon, any agent and Secured Party under any Secured Obligation.

     "OPTION AGREEMENT" has the meaning set forth in the recitals.

     "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.

     "PLEDGED INTEREST" means all of the following (regardless of whether classified as investment property under the UCC): (i) the Grantor's 100% participatory interest in the Company with a nominal value of 10,000 Russian rubles that the Grantor now has or holds or hereafter has, holds, acquires, possesses or becomes entitled to, including, without limitation, those limited liability company interests as specified in Schedule II in more detail; (ii) all Certificates; (iii) all securities issued in substitution or replacement for or in addition to any of the foregoing, and any certificates representing or evidencing such securities; and (iv) all book-entries and securities entitlements relating to any of the foregoing.

     "PROCEEDS" means: (i) all "proceeds", as defined in Article 9 of the UCC, with respect to any Pledged Interest; (ii) payments made with respect to any Pledged Interest; (iii) all Distributions; and (iv) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

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     "SECURED OBLIGATIONS" means, collectively and at any time and from time to time:

     (1) all of the obligations, indebtedness and liabilities (present or future, absolute or contingent, matured or not) of the Grantor to the Secured Party under the Guarantee and the Option Agreement, whether or not any such obligations, indebtedness and liabilities are from time to time reduced or entirely extinguished; and

     (2) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing any of such obligations, indebtedness or liabilities or in realizing on or protecting or preserving any security therefor, including the Lien and security interest granted by this Agreement.

     "SECURED PARTY" has the meaning set forth in the preamble.

     "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in the UCC.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada in the United States of America.

(b) Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Collateral Trust Deed or, if not defined therein, in the UCC. With respect to terms defined in more than one article of the UCC, unless otherwise specified such terms shall have the meaning specified in Article 9 of the UCC. References to "Sections," "Exhibits" "Annexes" and "Schedules" shall be to Sections, Exhibits, Annexes and Schedules, as the case may be, of this Agreement (as such Sections, Exhibits, Annexes and Schedules may be amended or supplemented from time to time in accordance with the terms of this Agreement), unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Collateral Trust Deed, the Collateral Trust Deed shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.   GRANT OF SECURITY

(a) Grant of Security. As a continuing security for the performance and discharge of the Secured Obligations, the Grantor hereby unconditionally and irrevocably grants to the Secured Party a first-ranking, non-possessory pledge, security interest and continuing lien on all of such Grantor's right, title and interest in, to and under the following personal property of the Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "Collateral"):

     (1)  the Pledged Interest;

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     (2)  all other rights, benefits and privileges incident to the Grantor's interest in any of the foregoing;

     (3) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

     (4) to the extent not otherwise included above, all Proceeds in respect of any of the foregoing, including without limitation all cash and non-cash proceeds in respect of the foregoing, in whatever form, and all rights and interests of the Grantor in respect thereof or evidenced thereby including all money received or receivable from time to time by the Grantor in connection with the sale of any of the foregoing (including all proceeds received or receivable in connection with the redemption, retraction, retirement or purchase for cancellation or otherwise of any of the foregoing).

(b) Subsequently Acquired Certificates. Any additional Certificates at any time or from time to time after the date hereof issued and registered in the name of or otherwise held by the Grantor (by purchase, Distribution or otherwise) shall form part of the Collateral and the Grantor will:

     (1) forthwith deliver those Certificates to the Secured Party endorsed for transfer in blank and/or accompanied by transfer documents duly executed in blank by the Grantor; and

     (2) ensure that any other actions required to perfect the security interest therein of the Secured Party under any requirement of law (including under the UCC or other applicable law) are promptly taken.

(c) Term of the Secured Obligations. The Secured Obligations shall be fulfilled on the dates and in the amounts set forth in the Guarantee and in this Agreement. In particular:

     (1) The Guarantee is a guarantee of the obligations owed by the Company under a separate loan facility agreement entered into on ___ April 2005 between the Secured Party and the Company (the "LOAN AGREEMENT") pursuant to which the Secured Party has agreed to provide certain loan facilities to the Company for a principal amount of US$1,267,860 (the "LOAN").

     (2) The Grantor hereby confirms that it has received an executed version of the Loan Agreement and agrees to cover the Secured Obligations given the terms and conditions of the Loan Agreement, which provide, inter alia, for the following:

          (i) subject to the conditions precedent set forth in clause 10 of the Loan Agreement, the principal amount of the Loan shall be disbursed in the amounts, and applied in respect of the purposes, specifically detailed in section 8 of the Loan Agreement;

          (ii) the term of the Loan shall expire on 31 July 2005, following which the outstanding principal of the Loan together with interest and any other outstanding amounts (howsoever described) due by the Company to the Secured Party under or in connection with the Loan Agreement shall be payable by the Company to the Secured Party;

          (iii) the interest rate for the Loan is 12% per annum and is payable on repayment of the Loan; and

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          (iv) the Company is required to pay all costs or expenses (including but not limited to legal fees) incurred by the Secured Party in the preparation or enforcement (or in seeking to enforce) of the Loan Agreement or in protecting or preserving (or attempting to protect or preserve) any of its rights thereunder.

SECTION 3.   SECURITY FOR OBLIGATIONS.

(a) Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Sec.362(a) (and any successor provision thereof)), of all Secured Obligations.

(b) Continuing Liability under Collateral. Notwithstanding anything herein to the contrary, (i) the Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Secured Party; (ii) the Grantor shall remain liable under each of the agreements included in the Collateral to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and the Secured Party shall not have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral; and (iii) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

(c) The Value of the Pledged Interest. The Parties agree that, as of the date hereof, the estimated value of the Pledged Interest in the Company is equal to the Russian Ruble equivalent of US$2,717,860.

SECTION 4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

(a)  Generally.

     (1)  Representations and Warranties. The Grantor hereby represents and
          ------------------------------
          warrants that:

          (i) it owns the Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons;

          (ii) it has been duly organized as a corporation solely under the laws of the State of Nevada in the United States of America and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction;

          (iii) the execution and delivery of this Agreement by such Grantor and the performance by it of its obligations under this Agreement are within its corporate or other powers and have been duly authorized by all necessary corporate or other action;

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          (iv) upon the filing of UCC financing statements naming the Grantor as debtor and the Secured Party as secured party and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule I(E) hereof (as such Schedule may be amended or supplemented from time to time), the security interests granted to the Secured Party hereunder will constitute valid and perfected first priority Liens;

          (v) other than the financing statements filed in favor of the Secured Party, no effective UCC financing statement, or other instrument similar in effect under any applicable law, covering all or any part of the Collateral is on file in any filing or recording office;

          (vi) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by the Grantor of the Liens purported to be created in favor of the Secured Party hereunder or (ii) the exercise by Secured Party of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (iv) above and (B) as may be required, in connection with the disposition of any Pledged Interest, by laws generally affecting the offering and sale of securities;

          (vii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

          (viii) it has indicated on Schedule I(A) hereto (as such Schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number, if any, and (z) the jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located;

          (ix) the full legal name of such Grantor is as set forth on Schedule I(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on
               Schedule I(B) (as such Schedule may be amended or supplemented from time to time);

          (x) except as provided on Schedule I(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

          (xi) such Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated; and

          (xii) all information supplied by the Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

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(2)  Covenants and Agreements. The Grantor hereby covenants and agrees that:
     ------------------------

     (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

     (ii) without limiting any prohibitions or restrictions on mergers in the Finance Documents, it shall not change such Grantor's name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business, chief executive office, type of organization or jurisdiction of organization or establish any trade names without the prior written consent of the Secured Party;

     (iii) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

     (iv) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Secured Party in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of the Grantor or the Secured Party to dispose of the Collateral or any portion thereof, or the rights and remedies of the Secured Party in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

     (v) it shall not take or permit any action which could impair the Secured Party's rights in the Collateral;

     (vi) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral; and

     (vii) it shall create and maintain a corporate pledge book as required by the Russian Federation Federal Law # 2872-I (1992) within 10 days from the date hereof and issue an extract from the said corporate pledge book certifying that the Pledged Interest is pledged in favor of the Secured Party and forthwith on demand produce such certificates during the validity hereof.

(b)  Pledged Interest

     (1)  Representations and Warranties. The Grantor hereby represents and
          ------------------------------
          warrants that:

          (i) Schedule II hereto (as such Schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Interest" all of the Pledged Interest owned by the Grantor;

          (ii) Grantor's grant of a security interest in the Pledged Interest as contemplated hereby, and the exercise by Secured Party of any or all of its rights hereunder in respect of the Collateral, will not constitute or give rise to a breach or violation of (A) any of the terms or provisions of the organic documents of the Company, including the operating agreement of the Company and any other agreement, instrument or document governing the rights and obligations of the members of the Company and their rights and obligations with respect to their interests in the Company or (B) the provisions of any law, rule or regulation pursuant to which the Company is organized or to which the Company is subject;

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          (iii) all of such Pledged Interest has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the Company;

          (iv) the Company has not opted to characterize its membership or limited liability interests as "securities" for purposes of
               Article 8 of the UCC; and

          (v) the Pledged Interest constitutes a "general intangible" for purposes of Articles 8 and 9 of the UCC and neither the Company nor the Grantor has taken any action, or failed to take any action, that could cause the Pledged Interest to be characterized otherwise for purposes of the UCC.

     (2)  Covenants and Agreements. The Grantor hereby covenants and agrees
          ------------------------
          that:

          (i) without the prior written consent of the Secured Party, it shall not vote to enable or take any other action to waive any default under or breach of any terms of any agreement governing the terms of any Pledged Interest;

          (ii) without the prior written consent of the Secured Party, it shall not vote in favor of or otherwise authorize any action on the part of the Company that would cause the Pledged Interest to be characterized other than as a "general intangible" for purposes of the UCC;

          (iii) it shall enforce all of its rights with respect to any Pledged Interest;

          (iv) it shall notify the Secured Party of any default under any Pledged Interest; and

          (v) in the event it acquires rights in any Pledged Interest after the date hereof, it shall promptly deliver to the Secured Party notice thereof. It is understood and agreed that the security interest of the Secured Party shall attach to all Pledged Interest immediately upon the Grantor's acquisition of rights therein.

     (3)  Delivery and Control. The Grantor agrees that with respect to any
          -------------------
          Pledged Interest in which it currently has rights it shall comply with the provisions of this subsection (3) on or before the date hereof and with respect to any Pledged Interest hereafter acquired by such Grantor it shall comply with the provisions of this subsection (3) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Secured Party. With respect to any Pledged Interest that is represented by a certificate or that is an "instrument", it shall cause such certificate or instrument to be delivered to the Secured Party, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Pledged Interest that is an "uncertificated security" for purposes of the UCC, it shall cause the issuer of such uncertificated security to either (i) register the Secured Party as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement, in form and substance satisfactory to the Secured Party, pursuant to which such issuer agrees to comply with the Secured Party's instructions with respect to such uncertificated security without further consent by such Grantor. If any issuer of any Pledged Interest is located in a jurisdiction outside of the United States of America, the Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction, to ensure the validity, perfection and priority of the security interest of the Secured Party. Upon the occurrence of an Event of Default, the Secured Party shall have the right, without notice to the Grantor, to transfer all or any portion of Pledged Interest to its name or the name of its nominee or agent. In addition, the Secured Party shall have the right at any time, without notice to the Grantor, to exchange any certificates or instruments representing any Pledged Interest for certificates or instruments of smaller or larger denominations.

(c) Representations and Warranties Deemed Repeated. The representations and warranties set out in Sections 4(a)(1) and 4(b)(1) are made on the date of this Agreement and are deemed to be repeated on each date on which any of the representations and warranties set out in any of the Finance Documents are repeated, with reference to the facts and circumstances then existing.

SECTION 5.   DIVIDENDS, DISTRIBUTIONS AND VOTING

(a)  Distributions.

     (1) Prior to the occurrence of an Event of Default or any event or circumstance that with the giving of notice or lapse of time or both would be an Event of Default, any Distribution payable on the Pledged Interest shall be paid to and held by the Secured Party as part of the Collateral.

     (2) During the continuance of an Event of Default or any event or circumstance that with the giving of notice or the lapse of time or both would be an Event of Default that has not been waived or remedied, any Distribution payable on the Pledged Interest shall be paid exclusively to the Secured Party, which shall apply the same in accordance with the Finance Documents.

(b)  Voting.

     (1)  So long as no Event of Default shall have occurred and be continuing:

          (i) except as otherwise provided under the covenants and agreements relating to Pledged Interest in this Agreement or elsewhere herein or in the Guarantee or any Finance Document, the Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Interest or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Guarantee or the Finance Documents; provided, the Grantor shall not exercise or refrain
                          --------
               from exercising any such right if the Secured Party shall have notified such Grantor that, in the Secured Party's reasonable judgment, such action would have a Material Adverse Effect on the value of the Pledged Interest or any part thereof; and provided
                                                                      --------
               further, such Grantor shall give the Secured Party at least ten
               -------
               (10) days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; and provided further that, unless agreed otherwise by
                               ----------------
               the Secured Party, the Grantor shall cast its votes arising in respect of the Pledged Interest at any members meeting of the Company against any proposal which is liable to result in a dilution of the rights attaching to the Pledged Interest or any adverse change to the terms of any of the Pledged Interest; and

          (ii) the Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to the Grantor all proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (i) above.

(2)  Upon the occurrence and during the continuation of an Event of Default:

     (i) all rights of the Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; and

     (ii) in order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (2) the Grantor acknowledges that the Secured Party may utilize the power of attorney set forth in Section 7.

SECTION 6.   FURTHER ASSURANCES.

(a) The Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly Authenticate, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall:

     (1) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

     (2) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein; and

     (3) at the Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to, or the Secured Party's security interest in, all or any part of the Collateral.

(b) The Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Secured Party may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Secured Party herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Secured Party herein. The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

SECTION 7. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT, IRREVOCABLE POWER OF ATTORNEY.

The Grantor hereby irrevocably appoints the Secured Party (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Secured Party or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

(d) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become obligations of such Grantor to the Secured Party, due and payable immediately without demand; and

(e) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and such Grantor's expense, at any time or from time to time, all acts and things that the Secured Party deems reasonably necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 8.   REMEDIES.

(a)  Generally.

     (1) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the whole Collateral or any part thereof, as provided in this Sections 8 (a) to (f), in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

          (i) require the Grantor to, and the Grantor hereby agrees that it shall at its expense and promptly upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties;

          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

          (iii) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable; and

     (2) The Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent that the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
          (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Notwithstanding any other provision hereof to the contrary, if the Event of Default that has occurred is an event of default under the Bond Indenture, the Secured Party will accept reasonable instructions from the Grantor regarding the exercise of remedies hereunder in that event to maximize the value of, and amounts realized from, the Pledged Interest. The Grantor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantor shall (to the extent permitted by applicable law) be liable for the deficiency and the fees of any attorneys employed by the Secured Party to collect such deficiency. The Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Secured Party hereunder.

     (3)  The Secured Party may in the exercise of its remedies under this
          Section 8 sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

     (4) Secured Party shall not be under any obligation to marshal any assets in favor of the Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

     (5)  The Secured Party shall in the exercise of its remedies under this
          Section 8 have the right to notify, or require the Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Collateral of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

          (i) all amounts and proceeds (including checks and other instruments) received by the Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by the Section in this Agreement relating to Cash Proceeds (Section 8(d) hereof); and

          (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Secured Party against the Secured Obligations in the following order of priority: first, to the
                                                                 -----
     payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, and all amounts for which the Secured Party is entitled to indemnification hereunder (in its capacity as the Secured Party) and all advances made by the Secured Party hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder or under the Guarantee or any Finance Document, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the
                 ------
     payment of all other Secured Obligations; and third, to the extent of any
                                                   -----
     excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c) Sales on Credit. If Secured Party sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by purchaser and received by Secured Party and applied to indebtedness of the Purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and the Grantor shall be credited with proceeds of the sale.

(d) Cash and Cash Proceeds. If an Event of Default shall have occurred and be continuing all cash received by the Grantor in respect of the Collateral and Cash Proceeds shall be held by such Grantor in trust for the Secured Party, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Secured Party in the exact form received by such Grantor (duly indorsed by such Grantor to the Secured Party, if required) and held by the Secured Party. All such cash and Cash Proceeds or any other money held by the Secured Party may, in the sole discretion of the Secured Party, (i) be held by the Secured Party as collateral security for the Secured Obligations (whether matured or unmatured) and/or (ii) then or at any time thereafter may be applied by the Secured Party against the Secured Obligations then due and owing.

(e) Pledged Interest. In addition to the rights and remedies specified above, the following provisions shall also be applicable to Pledged Interest. The Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Interest conducted without prior registration or qualification of such Pledged Interest under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Interest for their own account, for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, the Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Interest for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Secured Party determines to exercise its right to sell any or all of the Pledged Interest, upon written request, the Grantor shall and shall cause each issuer of any Pledged Interest to be sold hereunder from time to time to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number and nature of instruments included in the Pledged Interest which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(f) Levy of Execution. In addition to the rights and remedies specified above, the following provisions shall also be applicable to any of the Collateral situated in the Russian Federation, including the Pledged Interest:

     (1) At the choice of the Secured Party, the Secured Obligations may be satisfied from the value of the Pledged Interest without resort to the court. The Secured Party may (but will not be obliged to) levy execution on the Pledged Interest without any requirement to initiate any court or other proceedings or to obtain any court or other order or judgment, and may exercise its rights and powers under this Agreement cumulatively with all rights and powers permitted by applicable law and/or by this Agreement.

     (2) The Secured Party may (but will not be obliged to) levy execution on the Pledged Interest and in such case the Secured Party shall give a notice to such party that indicating that it has elected to effect the sale of the Pledged Interest and shall be entitled:

          (i) to sell all or any part of the Pledged Interest pursuant to the procedures set forth in SCHEDULE 3 or in any other manner permitted by applicable law;

          (ii) to set-off any and all of the Pledged Interest against any and all Secured Obligations;

          (iii) to bring or defend claims before any authority, submit to arbitration, conduct negotiations and terminate, withdraw and settle any suits, claims, disputes and other matters whether before any authority, arbitrator, or otherwise in respect of all or any of the Pledged Interest in the Grantor's name or otherwise;

          (iv) to collect, recover or compromise and to give a good discharge for any monies payable to the Grantor in respect of all or any portion of the Pledged Interest;

          (v) to require an assignment or other effective transfer by the Grantor of its rights to all or any portion of the Pledged Interest; and

          (vi) to the extent necessary to enforce the rights of the Secured Party under this Agreement, give all consents, waivers and ratifications in respect of the Pledged Interest, do all acts and things and execute all documents which the Grantor could itself do in relation to any of the Pledged Interest.

     (3) The Grantor hereby agrees that the Secured Party (or any trustee, agent or other person acting on its behalf) shall be entitled to proceed against or enforce any other rights or security or claim for payment from any person before proceeding to enforce its rights hereunder.

     (4) Notwithstanding anything in this Agreement to the contrary, if the Secured Party elects, in its sole discretion, not to levy execution on the Pledged Interest as provided for above, then the Grantor hereby agrees and covenants with the Secured Party that, upon the request of the Secured Party, the Grantor shall enter into an agreement or agreements, including in the form of a novation, set-off, assignment or accord and satisfaction agreement, with the Secured Party or any person designated by the Secured Party for the purpose of transferring or otherwise disposing of the Pledged Interest (or a specified portion thereof), and any such agreement shall be in form and substance satisfactory to the Secured Party, provided that, for the purpose of
                                             -------------
          such arrangements, the value of the Pledged Interest shall be equal to the starting price determined pursuant to the procedure set forth in
          SCHEDULE 3 (unless the parties hereto agree in writing otherwise).

SECTION 9.   CONTINUING SECURITY INTEREST; TRANSFER OF SECURED OBLIGATIONS

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations, be binding upon the Grantor, its successors and assigns, and inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Guarantee and the other Finance Documents, the Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Subject to the terms of the Guarantee and the Finance Documents, upon the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to the Grantor. Upon any such termination the Secured Party shall, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 10.   STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise. If the Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor and pending such payment shall be included in the obligations secured hereby.

SECTION 11.   INDEMNITY AND EXPENSES.

(a)  The Grantor agrees:

     (1) to defend (subject to the Indemnitees' selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and

     (2) to pay to the Secured Party promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Guarantee and any other Finance Document.

     (b) Expenses. The Grantor agrees to pay promptly all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Secured Party including search, filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Secured Party and of counsel providing any opinions that Secured Party may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Secured Party and its counsel) in connection with the custody or preservation of any of the Collateral; and after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Secured Party in enforcing any Secured Obligations of or in collecting any payments due from the Grantor hereunder or under the Guarantee or any other Finance Document by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

     (c) The obligations of the Grantor in this Section 11 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement, the Guarantee or any other Finance Document.

SECTION 12.   MISCELLANEOUS.

(a) Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Grantor or Secured Party, shall be sent to the following addresses:

     If to the Grantor, to it at:

     Siberian Energy Group Inc.
     275 Madison Avenue, 6th Floor
     New York, New York 10016
     United States of America
     Attention:  Chairman & Chief Executive Officer
     Telecopier No.:     +1 (905) 771-9198


     If to the Secured Party, to it at:
     Baltic Petroleum Limited
     18b Charles Street
     London W1J 5DU
     United Kingdom
     Attention:  Simon Escott
     Telecopier No.:     +44 20 7667 6471

Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or seven (7) days after depositing it in the mail with postage prepaid and properly addressed; provided, no notice to Secured Party shall be effective until received by Secured Party.

(b)  Amendments and Waivers.

     (1)  Secured Party's Consent. No amendment, modification, termination or
          ----------------------
          waiver of any provision of this Agreement, or consent to any departure by the Grantor therefrom, shall in any event be effective without the written concurrence of the Secured Party.

     (2)  No Waiver; Remedies Cumulative. No failure or delay on the part of the
          ------------------------------
          Secured Party in the exercise of any power, right or privilege hereunder or under the Guarantee or any other Finance Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement, the Guarantee and the other Finance Documents are cumulative, and not exclusive of any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

(c) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns including all persons who become bound as debtor to this Agreement. The Grantor shall not, without the prior written consent of the Secured Party, assign any right, duty or obligation hereunder.

(d) Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

(e) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof. Notwithstanding anything herein or implied by law to the contrary, the agreements of the Grantor set forth in Sections 11 and 12 shall survive the payment of the Secured Obligations and the termination hereof.

(f) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(h) APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA IN THE UNITED STATES OF AMERICA.

(i) JURISDICTION. ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY OR TERMINATION, OR THE LEGAL RELATIONSHIPS ESTABLISHED BY THIS AGREEMENT, SHALL BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION, WHICH RULES ARE DEEMED TO BE INCORPORATED BY REFERENCE INTO THIS CLAUSE. ALL ARBITRATION PROCEEDINGS SHALL BE CONDUCTED IN ENGLISH BEFORE A SINGLE ARBITRATOR IN LONDON. JUDGMENT ON ANY RESULTING AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION OVER THE AFFECTED PARTY, AND MAY BE EXECUTED AGAINST THE ASSETS OF THE AFFECTED PARTY IN ANY JURISDICTION. THE ARBITRATOR SHALL HAVE JURISDICTION TO AWARD, AND SHALL AWARD, THE PREVAILING PARTY ITS REASONABLE ATTORNEYS FEES, COSTS AND EXPENSES.

(j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER THE GUARANTEE OR ANY OTHER FINANCE DOCUMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12(j) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(k) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(l) Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Grantor and the Secured Party of written or telephonic notification of such execution and authorization of delivery thereof.

(m) Entire Agreement. This Agreement, the Guarantee and the other Finance Documents embody the entire agreement and understanding between the Grantor and the Secured Party and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Guarantee and the other Finance Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                     SIBERIAN ENERGY GROUP INC.,
                                     as Grantor


                                     By: /s/ David Zaikin
                                        -----------------------------
                                        Name: David Zaikin
                                        Title: Chairman & CEO


                                     BALTIC PETROLEUM LIMITED,
                                     as Secured Party


                                     By: /s/ Simon L. Escott
                                        -----------------------------
                                        Name: Simon L. Escott
                                        Title: CEO

                                                                      SCHEDULE I
                                                TO PLEDGE AND SECURITY AGREEMENT

                               GENERAL INFORMATION

          (a) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of Grantor:

       GRANTOR          ISSUER       ISSUE DATE     NOMINAL VALUE    PERCENTAGE
  Siberian Energy         OOO        November 10,  10,000 Russian    OWNERSHIP
      Group Inc.     Zauralneftegaz     2001            rubles         100 %
                   (a Russian limited
                   liability company)



          (b)  Other Names (including any Trade-Name or Fictitious Business
               Name) under which each Grantor has conducted business for the past five (5) years:

                 Name of Grantor          Other name forms
                 ---------------          ----------------
             Siberian Energy Group Inc.          SEG


          (c) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

           Full Legal Name     Trade Name or Fictitious Business Name
           ---------------     --------------------------------------
     Siberian Energy Group Inc.              See below


NAME CHANGES:

The Company was incorporated in the State of Nevada on August 13, 1997, as ADVANCED REHAB TECHNOLOGY CORPORATION, and previously provided comprehensive outpatient rehabilitation services. All activities related to the Company's previous business ventures were essentially discontinued prior to January 1, 2000. Subsequently, on March 9, 2001, the Company changed its name to TALKING CARDS, INC.; on February 12, 2002, the Company changed its name to OYSTERKING
INCORPORATED; on December 3, 2002, the Company changed its name to 17388 CORPORATION INC., at which point the controlling interest of the Company was sold and a new board of directors was appointed; on May 5, 2003, the Company changed its name to TRANS ENERGY GROUP INC.; and on December 3, 2003, the Company changed its name to SIBERIAN ENERGY GROUP INC.

JURISDICTION  OF  ORGANIZATION:

The  jurisdiction  of  organization  remains  in  the  state  of  Nevada.

                                      S-I-1

CHIEF  EXECUTIVE  OFFICES:

1997-2003     1600  Steels  Street  West, #400, Concord, Ontario, Canada L4K 4M2

2003          1270  Finch  Avenue  West,  Suite  14, Toronto, Ontario, M3J  3J7

2004-2005     275  Madison  Avenue,  6th  Floor,  New  York,  NY,  10016

          (d) Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

     All activities related to the Company's business were essentially discontinued prior to January 1, 2000. No debts were left over from previous business, except for immaterial amounts (approximately $40,000) payable to the stockholders. These liabilities were partly discharged on purchase of ZNG, partly are present in the current balance sheet of SEG (aprx $20,000).

No loan agreements have been signed by SEG within past 5 years.

          (e)  Financing Statements:

                   Name of Grantor     Filing Jurisdiction(s)
                   ---------------     ----------------------
                        None                    None


                                      S-I-2

                                                                     SCHEDULE II
                                                TO PLEDGE AND SECURITY AGREEMENT

                                PLEDGED INTEREST

     Pledged Interest:

    GRANTOR           ISSUER         ISSUE DATE     NOMINAL VALUE     PERCENTAGE
                                                                       OWNERSHIP
===============  ==============     ============   ==============     ==========
Siberian Energy        OOO           November 10,  10,000 Russian        100%
   Group Inc.     Zauralneftegaz        2001          rubles
               (a Russian limited
                liability company)

                                                                    SCHEDULE III
                                                TO PLEDGE AND SECURITY AGREEMENT

                        PROCEDURES FOR LEVY OF EXECUTION

1. The Secured Party may (as specified in Section 8(f)) sell all or any part of the Pledged Interest at public auctions organised by the Secured Party or by an organisation that specializes in coordinating such auctions (a "SPECIALISED ORGANISATION") in accordance with applicable law. In the event that all of the Pledged Interest is not sold at the first such auction, the Secured Party may in its sole discretion enter into an agreement with the Grantor to acquire the Pledged Interest or initiate a second auction.

2. The Secured Party or the Specialised Organisation, upon prior approval of the Secured Party, shall be entitled (in such manner as the Secured Party may in its absolute discretion see fit, subject to applicable law):

     (a)  to  determine  the  date,  time  and  place  of  each  public auction;

     (b)  to  establish  the  procedure  for the holding of each public auction;

     (c) to make all arrangements for the holding of each public auction, including, without limitation, such arrangements as the Secured Party or the Specialised Organisation consider appropriate for advertising with a view to obtaining the best price reasonably achievable for the Pledged Interest;

     (d) to approve the results of the public auction(s) and notify the Grantor and any other interested persons of the same;

     (e) to appoint a pledge manager to assist the Secured Party in exercising the powers contained in (a) to (d) above and delegate its powers to such pledge manager;

     (f) to engage professional advisers, including valuers, lawyers and accountants in connection with the auction(s) and the exercise of the Secured Party's rights; and

     (g) to incur and pay the costs and expenses of holding the auction(s) and of its advisers engaged pursuant to (e) and (f) above, together with notarisation, registration and other costs and expenses in relation to the transfer of the Pledged Interest to the purchaser or the Secured Party.

3. For the purpose of compliance with Article 350(3) of the Civil Code of the Russian Federation, the Grantor and Secured Party shall promptly, following an appropriate Secured Party's request to the Grantor, agree on a starting price for the first and any subsequent public auction which shall be determined on the basis of prevailing market conditions. In the event the Grantor and the Secured Party fail to reach an agreement with respect to such starting price within a reasonable time, the Secured Party shall determine a starting price for the first and any subsequent public auction based on prevailing market conditions.

4.   The  Secured  Party  or  the  Specialised Organisation may sell the Pledged
     Interest  at  either  public  auction  for less than the price specified in
     Section  3  (c)  of  the  Agreement.  The  Secured Party or the Specialised
     Organisation shall not be obliged to delay either auction in order to receive a better price.

5. The Secured Party or the Specialised Organisation shall be entitled in its own name as a representative for and on behalf of the Grantor to transfer the Pledged Interest to any purchaser free and clear of all rights and interests of the Secured Party and the Grantor, and to give valid discharge to any purchaser for payment of the purchase price, and the minutes of the results of the public auction signed by the Secured Party or the Specialised Organisation shall suffice for such purposes. Such purchaser shall be entitled to register its title to the Pledged Interest with all relevant authorities by evidencing to the authorities the Agreement together with the minutes of the results of the public auction signed by the Secured Party or the Specialised Organisation stating that such purchaser has become the owner of the Pledged Interest. The Grantor shall ensure that the title of such purchaser to the Pledged Interest is duly documented.

6. The Secured Party may in its sole discretion either (i) enter into an agreement with the Grantor to acquire the Pledged Interest; or (ii) initiate a second auction if the Secured Party or the Specialised Organisation (each in its absolute discretion) consider the first public auction to have failed.

7. If the Secured Party or the Specialised Organisation (each in their absolute discretion) consider the second public auction to have failed, the Secured Party or the Specialised Organisation shall be entitled, by notice to the Grantor, to declare the public auction to have failed, and the Secured Party shall assume ownership of the Pledged Interest and upon service of that notice shall have good title to the Pledged Interest free and clear of all rights and interests of the Grantor without any additional agreements. The Secured Party shall be entitled to register its title to the Pledged Interest with all relevant authorities by evidencing to the authorities the Agreement together with the minutes of the results of the public auction signed by the Secured Party or the Specialised Organisation stating that the first and the second public auction have failed and that the Secured Party has assumed ownership of the Pledged Interest. The Grantor shall use its reasonable endeavour to ensure that the title of the Secured Party to the Pledged Interest is duly documented.